Helmsman
                    Single Premium Variable Deferred Annuity
                                   Offered By
                     Charter National Life Insurance Company

                          Supplement Dated May 1, 2002
                       to the Prospectus Dated May 1, 1991

In the section entitled "Transfers" on pages 15 and 16, at the end of the last paragraph, the following text is added:

Excessive Telephone Transfer Trading Limits

We reserve the right to limit the number of telephone transfers among the Variable Sub-Accounts in any Contract year, or to refuse any Variable Sub-Account telephone transfer request, if:

o we believe, in our sole discretion, that excessive telephone transfer trading by such Contract owner or owners, or a specific transfer request or group of transfer requests may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract owners; or

o we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive telephone transfer trading or because they believe that a specific telephone transfer or groups of telephone transfers would have a detrimental effect on the prices of Fund shares.


We may apply the restrictions in any manner reasonably designed to prevent telephone transfers that we consider disadvantageous to other Contract owners.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.


This Supplement must be read in conjunction with the Prospectus for the Helmsman Single Premium Variable Deferred Annuity dated May 1, 1991.